ALTEGRIS MANAGED FUTURES STRATEGY FUND

Class A	Ticker: MFTAX
Class C	Ticker: MFTCX
Class I	Ticker: MFTIX
Class O	Ticker: MFTOX

(a series of Northern Lights Fund Trust)

Supplement dated February 17, 2017 to the Prospectus and

Statement of Additional Information dated October 28, 2016

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The following paragraphs and table are added to the end of the heading entitled “Sales Charge Waivers” in the “How To Purchase Shares section of the Prospectus. Any contrary information in the Prospectus and Statement of Additional Information should be disregarded.

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The availability of certain sales charge waivers and discounts to Class A Shares of the Altegris Managed Futures Strategy Fund (“Managed Futures Fund”) will depend on whether you purchase your Class A Shares directly from the Managed Futures Fund or through a financial intermediary. Intermediaries may have different policies and procedures (from those described above for Class A Shares generally) regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Managed Futures Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Managed Futures Fund shares directly from the Managed Futures Fund or through another intermediary to receive such waivers or discounts.

Effective April 10, 2017, shareholders purchasing Class A Shares of the Managed Futures Fund through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held in the name of the plan through an omnibus account
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged for Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 ½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
There will be no CDSC charged on the sale of Fund shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated October 28, 2016, and Statement of Additional Information (“SAI”), dated October 28, 2016. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.